UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 21, 2008

ALIGN TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-32259	94-3267295
(Commission File Number)	(IRS Employer Identification No.)

881 Martin Avenue, Santa Clara, California	95050
(Address of Principal Executive Offices)	(Zip Code)

(408) 470-1000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On November 21, 2008, Align Technology, Inc. (“Align”) is giving a presentation in Las Vegas, Nevada to financial analysts in conjunction with its Invisalign Summit for Orthodontic Practices which is being simultaneously webcast to the public. This presentation includes certain updated revenue guidance for the quarter ending December 31, 2008 that was previously issued on October 28, 2008.

Based upon quarter to date results, Align expects case volumes to be at the lower end of the range of its previously issued outlook of 52,500 to 55,000 cases. Combined with the exchange rate impact on European revenues from an increasingly stronger U.S. dollar, Align expects revenue to be at the lower end of the range of its previously issued outlook of $72.5 million to $76.5 million. Align’s outlook for GAAP EPS remains unchanged at $0.01 to $0.03.

Align is not updating or commenting on any other component of its previously provided business outlook for the fourth quarter of 2008 or for the fiscal year ending December 31, 2008.
The information contained in this Item 7.01, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Align under the Securities Act of 1933, as amended, unless specified otherwise.

Forward-Looking Statement

This current report on Form 8-K contains forward-looking statements regarding Align's financial projections for the fourth quarter 2008. Forward-looking statements contained in this report relating to expectations about future events or results are based upon information available to Align as of the date hereof. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that might cause such a difference include, but are not limited to, decreased customer demand for Invisalign, changes in consumer spending habits as a result of, among other things, prevailing economic conditions, levels of employment, salaries and wages and consumer confidence and the timing of case submissions from our doctors within a quarter. These and other risks are detailed from time to time in Align's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, which was filed with the Securities and Exchange Commission on February 26, 2008. Align undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2008	ALIGN TECHNOLOGY, INC.

	By:	/s/ Roger E. George
Roger E. George
Vice President, Legal and Corporate Affairs, General Counsel and Corporate Secretary